UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

6 Desta Drive, Suite 6500 Midland, TX	79705-5510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 682-6324

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.                Other Events.

Update Regarding Litigation Related to the Merger

As previously announced, on March 22, 2017 and March 23, 2017, two putative class action lawsuits captioned Sobel v. Clayton Williams Energy, Inc., Case No. 17-cv-312-UNA (the “First Complaint”) and Poms v. Clayton Williams Energy, Inc., Case No. 17-cv-316-UNA (the “Second Complaint” and, together with the First Complaint, the “Complaints”) were filed in the United States District Court for the District of Delaware (the “District Court”), against Clayton Williams Energy, Inc. (the “Company,” “we” or “us”) and the members of the Company’s Board of Directors. The Complaints allege that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder, by causing a materially incomplete and misleading Form S-4 Registration Statement (the “Registration Statement”) to be filed by Noble Energy, Inc. (“Noble Energy”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 21, 2017. The Second Complaint also alleges that the consideration offered in connection with the Merger (as defined below) does not adequately value the prospects or inherent value of the Company. Both Complaints seek various forms of relief, including injunctive relief and an award of attorneys’ fees and expenses. On March 31, 2017, the District Court consolidated the Complaints under the caption In re Clayton Williams Energy, Inc. Stockholders Litigation, Case No. 1:17-cv-312-LPS.

On March 23, 2017 the plaintiff in the Sobel action filed a motion for preliminary injunction and a request for an expedited hearing prior to the special meeting of the Company’s stockholders scheduled to be held on April 24, 2017 (the “Special Meeting”) to (i) adopt the Agreement and Plan of Merger, dated January 13, 2017, entered into by and among the Company, Noble Energy, West Merger Sub, Inc., an indirect, wholly owned subsidiary of Noble Energy (“Merger Sub”), and NBL Permian LLC and (ii) approve the merger (the “Merger”) of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and an indirect, wholly owned subsidiary of Noble Energy.  On March 24, 2017, the plaintiff in the Poms action filed a Joinder in plaintiff Sobel’s motion, as well as a Supplemental Motion for Preliminary Injunction.  Both the Sobel motion and the Poms supplemental motion sought to enjoin the Special Meeting unless certain additional disclosures were made.  On March 28, 2017, the District Court scheduled a hearing regarding plaintiffs’ motion for preliminary injunction for April 13, 2017.  On March 28, 2017, a third lawsuit, captioned Assad v. Clayton Williams Energy, Inc. et al., Case No. 17-cv-336-UNA, was filed with the District Court, making substantially the same allegations and seeking essentially the same relief as the First Complaint.

On April 10, 2017, the plaintiffs in the consolidated action agreed to withdraw the pending motions for preliminary injunction, and to dismiss their individual claims as moot, with prejudice, in return for the Company's agreement to make the supplemental disclosures set forth herein.  That same day, plaintiffs Sobel and Poms filed a notice of withdrawal of their motions for preliminary injunctive relief, and the District Court cancelled the hearing that had been set for April 13, 2017.  On April 13, 2017, the Company filed this Current Report on Form 8-K with the SEC making supplemental disclosures to the definitive proxy statement on Schedule 14A filed by the Company with the SEC on March 24, 2017 (the “Proxy Statement”) in connection with the solicitation of proxies for the Special Meeting.  The plaintiffs may seek an award of attorneys' fees in connection with the lawsuits, and the parties have reserved all rights and arguments in connection with any such claim.

Supplemental Proxy Statement Disclosure

The Company is electing to make the supplemental disclosures to the Proxy Statement set forth below in response to the three putative class action complaints and solely for the purpose of mooting the allegations contained therein.  The Company denies the allegations of the three class action complaints, and denies any violation of law.  The Company believes that the Proxy Statement disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed.  The Company is disclosing this information solely to eliminate the burden and expense of further litigation.

SUPPLEMENT TO PROXY STATEMENT

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures:

The section of the Proxy Statement entitled “Background of the Merger” is amended and supplemented as follows:

The disclosure on page 25 of the Proxy Statement in the third full paragraph below the heading “Background of the Merger” is amended and supplemented by adding the following new sentence at the end of the paragraph:

The short-form confidentiality agreements did not contain any “standstill” provisions.

The disclosure on page 26 of the Proxy Statement in the second full paragraph is amended and supplemented by adding the following new sentence at the end of the paragraph:

The short-form confidentiality agreements did not contain any “standstill” provisions.

The disclosure on page 26 of the Proxy Statement in the fourth full paragraph is amended and supplemented by adding the following new sentence at the end of the paragraph:

The long-form confidentiality agreement did not contain a “Don’t Ask, Don’t Waive” provision.

The disclosure on page 26 of the Proxy Statement in the eighth full paragraph is amended and supplemented by adding the following new sentence at the end of the paragraph:

The long-form confidentiality agreement did not contain a “Don’t Ask, Don’t Waive” provision.

The final paragraph beginning on page 28 continuing to page 29 of the Proxy Statement is amended and restated in its entirety as follows:

In December 2016 and January 2017 Goldman Sachs prepared materials for and held discussions with representatives of Ares Management in connection with Ares Management’s inquiry about the feasibility of hedging the Ares parties’ (as defined below) exposure to certain equity securities that would be received as merger consideration in the transactions under consideration, including the Noble common shares included in the merger consideration.  At the time the merger agreement was executed, no understanding had been reached between the Ares parties (as defined below) and Goldman Sachs with respect to any hedge transaction or the structure for any such transaction.  In February 2017, the Board was advised of these discussions and presentations; that the Ares parties and Goldman Sachs had engaged in further discussions, subsequent to the execution of the merger agreement, concerning potential hedging transactions and potential different structures for any such transactions; and that Goldman Sachs was seeking CWEI’s consent to enter into such transactions with a structure first discussed after the merger agreement was executed. Thereafter, the Audit Committee of the CWEI board, acting on behalf of the CWEI board, consented in advance to the entrance by Goldman Sachs into the ETF transaction (as defined below) with affiliates of Ares Management (the “Ares parties”); to any future entrance by Goldman Sachs or its affiliates into substantially similar hedging transactions with other CWEI stockholders, including Mr. Williams and The Williams Children’s Partnership, Ltd.; and to the Ares parties and other CWEI stockholders, including Mr. Williams and The Williams Children’s Partnership, Ltd., and Goldman Sachs discussing and negotiating prior to the closing of the merger post-closing hedge transactions (as defined below) with Goldman Sachs as counterparty. The ETF transaction and the post-closing hedge transactions are further described in the section entitled “—Opinion of CWEI’s financial Advisor—The Hedge Transactions” beginning on page 38. In deciding whether to grant such consent, the Audit Committee of the CWEI board considered, among other things, the foregoing facts, the potential impact on the Noble stock price, and the representation by Goldman Sachs to CWEI that, if CWEI were to request additional services from Goldman Sachs under the engagement letter between CWEI and Goldman Sachs before the closing of the merger and either Goldman Sachs or CWEI determined in good faith that Goldman Sachs was no longer able to fulfill its responsibilities as financial advisor to CWEI in connection with the engagement under such engagement letter as a result of the ETF transaction, such other hedging transactions with Goldman Sachs or its affiliates or such discussions and negotiations regarding any post-closing hedging transaction, Goldman Sachs and CWEI would negotiate in good faith appropriate modifications to such engagement letter, including a reduction of the fees payable to Goldman Sachs under such engagement letter to offset the retention of a different financial advisor by CWEI to fulfill the responsibilities that Goldman Sachs was no longer in a position to fulfill.

The section of the Proxy Statement entitled “Opinion of CWEI’s Financial Advisor” is amended and supplemented as follows:

The disclosure on page 39 of the Proxy Statement under the subheading “The Hedge Transactions” is amended and supplemented by adding the following new paragraph to the end of the disclosure:

The Ares parties exercised their right to an early unwinding of the ETF transaction, which was effectuated on March 29, 2017.  The net gain to the put counterparty from the ETF transaction and related hedging activities, taking into account the net payment to the Ares parties and the unwind of the related hedging activities, was approximately $9.9 million.

The section of the Proxy Statement entitled “Certain Unaudited Financial and Operating Forecasts” is amended and supplemented as follows:

The disclosure on page 40 of the Proxy Statement in the third full paragraph is amended and supplemented by adding the following new sentences at the end of the paragraph:

For purposes of the tables below, EBITDA was determined by calculating revenue less cash operating expenses, general and administrative expenses and losses on commodity derivatives plus gains on commodity derivatives and other items. References in the disclosure below and elsewhere in this proxy statement/prospectus to the terms “free cash flow” and “after-tax cash flow” mean EBITDA less exploration costs, interest expense, income taxes, capital expenditures and negative changes to working capital plus accretion, divestment proceeds and positive changes to working capital . References in the disclosure below and elsewhere in this proxy statement/prospectus to the term “unlevered cash flow” mean free cash flow plus after-tax interest expense.

The disclosure on page 41 of the Proxy Statement in the first paragraph below the subheading “Unaudited Standalone Financial and Operating Forecasts of CWEI and Unaudited Pro Forma Financial and Operating Forecasts of Noble” is amended and supplemented by adding the following new sentence at the end of the paragraph:

The forecasts for EBITDA and free cash flow set forth below served as the basis and were components used in the standalone valuation of CWEI prepared by CWEI senior management.

The second table on page 41 of the Proxy Statement is amended and restated in its entirety as follows:

	2017E	2018E	2019E	2020E	2021E
Production (MBoe/d)	13.1	21.6	28.9	44.9	63.3
Revenue	$212	$358	$479	$757	$1,074
Cash Operating Expenses	(61)	(83)	(102)	(154)	(210)
General & Administrative Expenses	(24)	(39)	(53)	(57)	(60)
Loss on Commodity Derivatives	(11)	—	—	—	—
EBITDA	$116	$236	$324	$546	$804
Interest Expense	(86)	(84)	(65)	(68)	(73)
Income Taxes	—	—	—	—	—
Capital Expenditures	(236)	(344)	(414)	(666)	(873)
Free Cash Flow	$(206)	$(192)	$(155)	$(188)	$(142)
Interest Expense	86	84	65	68	73
Unlevered Free Cash Flow	$(120)	$(108)	$(90)	$(120)	$(69)

The third table on page 41 of the Proxy Statement is amended and restated in its entirety as follows:

	2017E	2018E	2019E	2020E	2021E
Production (MBoe/d)	418	430	495	625	692
Revenue	$4,716	$5,180	$6,015	$7,713	$8,530
Cash Operating Expenses	(1,625)	(1,705)	(2,000)	(2,484)	(2,584)
General & Administrative Expenses	(431)	(454)	(476)	(488)	(500)
Gain on Commodity Derivatives	10	—	—	—	—
Other Items	109	88	97	111	120
EBITDA	$2,779	$3,109	$3,636	$4,852	$5,565
Exploration Costs	(110)	(68)	(74)	(82)	(81)
After-Tax Interest Expense	(253)	(192)	(105)	(195)	(207)
Income Taxes	(109)	(250)	(395)	(702)	(910)
Accretion	42	—	—	—	—
Capital Expenditures	(2,833)	(3,167)	(3,543)	(3,368)	(3,639)
Divestment Proceeds	983	300	700	200	150
Changes in Net Working Capital	(296)	109	65	(174)	(39)
Free Cash Flow	$203	$(159)	$284	$530	$840
After-Tax Interest Expense	253	192	105	195	207
Unlevered Free Cash Flow	$456	$33	$389	$726	$1,047

The section of the Proxy Statement entitled “Interests of CWEI Directors and Executive Officers in the Merger” is amended and supplemented as follows:

The disclosure on page 46 of the Proxy Statement in the paragraph under the subheading “Make-Whole Payment” is amended and supplemented by adding the following new sentences at the end of the paragraph:

The make-whole amount is expected to be approximately $137 million, which will be paid at closing using cash on hand. Please see Note 2 to the Notes to Unaudited Pro Forma Combined Financial Statements for Noble Energy, Inc. included in this proxy statement/prospectus.

Forward-Looking Statements

All statements in this communication other than statements of historical fact contained in this report are forward-looking statements. Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.

Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transaction; risks that the businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; reductions in customer spending or a slowdown in customer payments; unanticipated changes relating to competitive factors in the parties’ industries; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the parties; international, national or local economic, social or political conditions that could adversely affect the parties or their customers; conditions in the credit markets; and risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings.

All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s and Noble Energy’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by the Company and Noble Energy with the SEC. We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

Additional Information And Where To Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company has filed the Proxy Statement with the SEC on Schedule 14A on March 24, 2017 and may file other relevant documents concerning the proposed Merger. The Proxy Statement was mailed to stockholders of the Company on or about March 27, 2017. COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, INCLUDING THE SUPPLEMENTAL DISCLOSURE SET FORTH IN THIS FORM 8-K) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Company stockholders will be able to obtain, without charge, a copy of the Proxy Statement and other relevant materials in connection with the proposed Merger (when they become available), and any other documents filed by the Company with the SEC from the SEC’s website at sec.gov and on the Company’s website at www.claytonwilliams.com. Company stockholders will also be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents (when available) by directing a request by mail or telephone to Morrow Sodali LLC, the Company’s proxy solicitor, at the following address: 470 West Avenue, Stamford, Connecticut 06902 or telephone number: stockholders please call toll-free at (877) 787-9239 (banks and brokers please call collect at (203) 658-9400).

Participants In The Merger Solicitation

Noble Energy, the Company, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Company’s stockholders in favor of the Merger and related matters.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed Merger are set forth in the Proxy Statement and Registration Statement filed with the SEC. Additional information about Noble Energy’s executive officers and directors and the Company’s executive officers and directors can be found in the above-referenced Proxy Statement.  You can obtain free copies of these documents from Noble Energy and the Company using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.
Date: April 13, 2017

	By:	/s/ Mel G. Riggs
Mel G. Riggs
President